UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:        June 9, 2010

Pacific Sands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	00-29483	88-0322882
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1509 Rapids Dr. Racine WI	53404
(Address of Principle Executive Offices)	(Zip Code)

                                                 (262) 619-3261
(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On June 1, 2010, Pacific Sands President / CEO and board member, Michael Wynhoff expressed his intent to the Board of Directors to resign his position as the company’s CEO in order to remove himself from operational management and more fully pursue his duties as President of the company.

Mr. Wynhoff further recommended that the board appoint current CFO and board member, Michael Michie as CEO.

On June 9, 2010, the Board accepted Mr. Wynhoff’s resignation and recommendations. The resultant officer makeup is as follows:

Michael Michie retains his position as CFO and board member and is now the company’s CEO.  Michael Wynhoff has resigned his position as CEO and retains his position as Company President and Board member.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Pacific Sands, Inc.
(Registrant)

Dated: June 14, 2010	/s/ Michael Michie
Michael Michie, CEO